3rd Quarter 2016 Earnings Presentation Joe Evans, Chairman and CEO Tom Wiley, Vice Chairman and President Sheila Ray, EVP and Chief Financial Officer David Black, EVP and Chief Credit Officer October 27, 2016 State Bank Financial Corporation

2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of the words “will,” “expect,” “should,” “anticipate,” “may,” and “project,” as well as similar expressions. Pro forma financial information is not a guarantee of future results and is presented for informational purposes only. These forward- looking statements include, but are not limited to, statements regarding our proposed acquisitions of NBG Bancorp (“NBG”) and its subsidiary and S Bankshares and its subsidiary, including our belief that these acquisitions will provide entry into attractive new markets and other key transaction assumptions, statements regarding our significant opportunity for deposit growth in the Atlanta and Augusta markets, statements regarding our focus on improving efficiency, including our target burden ratio and target efficiency ratio, statements regarding remaining accretable discount and its future benefits, including statements related to base accretion, and other statements about expected developments or events, our future financial performance, and the execution of our strategic goals. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions (“risk factor”) that are difficult to predict with regard to timing, extent, likelihood and degree. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events or otherwise. Risk factors including, without limitation, the following: • completion of the transactions with NBG and S Bankshares is dependent on, among other things, receipt of regulatory approvals and S Bankshares shareholder approval, the timing of which cannot be predicted and which may not be received at all; • the impact of the completion of the transactions with NBG and S Bankshares on our financial statements will be affected by the timing of the transactions; • the transactions may be more expensive to complete and the anticipated benefits, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events; • the integration of NBG’s and S Bankshares’ business and operations into ours may be more costly than anticipated or have unanticipated adverse results related to NBG’s, S Bankshares’ or our existing businesses; • our ability to achieve anticipated results from the transactions with NBG and S Bankshares will depend on the state of the economic and financial markets going forward; • general economic conditions (both generally and in our markets) may be less favorable than expected, which could result in, among other things, a deterioration in credit quality, a reduction in demand for credit and a decline in real estate values; • a general decline in the real estate and lending markets, particularly in our market areas, could negatively affect our financial results; • restrictions or conditions imposed by our regulators on our operations may make it more difficult for us to achieve our goals; • legislative or regulatory changes, including changes in accounting standards and compliance requirements, may adversely affect us; • competitive pressures among depository and other financial institutions may increase significantly; • changes in the interest rate environment may reduce margins or the volumes or values of the loans we make or have acquired; • other financial institutions have greater financial resources and may be able to develop or acquire products that enable them to compete more successfully than we can; • our ability to attract and retain key personnel can be affected by the increased competition for experienced employees in the banking industry; • adverse changes may occur in the bond and equity markets; • war or terrorist activities may cause deterioration in the economy or cause instability in credit markets; and • economic, governmental or other factors may prevent the projected population, residential and commercial growth in the markets in which we operate. In addition, risk factors include, but are not limited to, the risk factors described in Item 1A, Risk Factors, in our Annual Report on Form 10-K for the most recently ended fiscal year. These and other risk factors are representative of the risk factors that may emerge and could cause a difference between an ultimate actual outcome and a forward- looking statement.

3 Income Statement Highlights (dollars in thousands, except per share data) 3Q16 2Q16 3Q15 Interest income on loans $26,580 $25,406 $24,218 Accretion income on loans 9,335 13,961 11,156 Interest income on invested funds 4,714 4,726 4,050 Total interest income 40,629 44,093 39,424 Interest expense 2,504 2,371 1,977 Net interest income 38,125 41,722 37,447 Provision for loan and lease losses 88 6 (265) Net interest income after provision for loan losses 38,037 41,716 37,712 Total noninterest income 9,769 10,230 8,894 Total noninterest expense 28,480 30,674 32,416 Income before income taxes 19,326 21,272 14,190 Income tax expense 6,885 7,287 5,071 Net income $12,441 $13,985 $9,119 Diluted earnings per share .34 .38 .25 Dividends per share .14 .14 .07 Tangible book value per share 13.99 13.77 13.78 Balance Sheet Highlights (period-end) Total loans $2,346,346 $2,345,096 $2,139,691 Organic 2,030,457 2,004,858 1,694,949 Purchased non-credit impaired 189,053 205,705 285,419 Purchased credit impaired 126,836 134,533 159,323 Total assets 3,616,384 3,586,503 3,388,673 Noninterest-bearing deposits 890,588 829,673 823,146 Total deposits 2,959,292 2,885,490 2,795,188 Shareholders’ equity 561,134 553,356 532,161 Results Summary 1 Denotes a non-GAAP financial measure; for more information, refer to Table 8 of the 3Q16 earnings press release Note: Consolidated financial results contained throughout this presentation are unaudited; numbers may not add due to rounding  3Q16 net income of $12.4 million, or $.34 per diluted share  Interest income on loans and invested funds up 11% from 3Q15  Noninterest income increased 10% compared to 3Q15  Noninterest expense down 12% from 3Q15  $.14 quarterly dividend represents an attractive 2.5% yield at end of 3Q16 and 42% payout ratio in 2016 YTD 1

4 Enhancing Fundamental Performance Interest Income Noninterest Income Core Deposit Funding  Noninterest income contribution of $9.8mm in 3Q16  Mortgage income (+6%), SBA income (+12%), and payroll fee income (+14%) are all higher YTD 2016 compared to YTD 2015  Average noninterest-bearing deposits represent 29% of average total deposits  Increased deposit market share in Atlanta while strengthening #1 market share in Middle Georgia  Ongoing focus on expense control led to quarterly decline in noninterest expense  Burden ratio1 was 2.22% for the first nine months of 2016, down from 2.62% for the comparable period in 2015 Efficiency  Interest income on loans and invested funds increased $1.2mm (+4%) from 2Q16 and $3.0mm (+11%) from 3Q15  Net interest margin excluding accretion expanded to 3.57% in 3Q16  Average loans increased $80.0mm from the previous quarter 1 Ratio defined as annualized noninterest expense minus annualized noninterest income, excluding (amortization)/accretion of FDIC receivable, divided by average assets

5 Strong Revenue Trends – Interest Income  Growth in interest income from organic and PNCI portfolios helped offset the wind down of PCI loans  Total interest income (excluding accretion) of $31.3mm in 3Q16 compared to $28.3mm in 3Q15 and $18.7mm in 3Q14 ($ i n 000 s)  Net interest margin significantly impacted by quarterly accretion volatility  Net interest margin excluding accretion of 3.57% as of 3Q16 has improved 5 bps from 3Q15 and 57 bps from 3Q14 $17.8 $31.3 5,000 10,000 15,000 20,000 25,000 30,000 35,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Interest Income and Accretion Interest Income Accretion 7.38% 4.54% 3.11% 3.57% 2% 3% 4% 5% 6% 7% 8% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Net Interest Margin NIM NIM excluding Accretion

6  Payroll fee income increased 12% year-over-year, benefiting from an expanded product offering Strong Revenue Trends – Noninterest Income  3Q16 mortgage production of $149mm, leading to a 4% year-over-year increase in fee income  SBA production of $17mm in 3Q16  Servicing portfolio grew to $131mm in 3Q16  Total 3Q16 noninterest income of $9.8mm ($ i n 000 s) 0 2,000 4,000 6,000 8,000 10,000 12,000 3Q15 4Q15 1Q16 2Q16 3Q16 Service Charge Other Mortgage Payroll SBA 0 50 100 150 200 0 1,000 2,000 3,000 4,000 3Q15 4Q15 1Q16 2Q16 3Q16 Pr o d u cti o n ($ in m m ) N o n in ter es t In com e ($ i n 000 s) Income Production 1,000 1,050 1,100 1,150 1,200 0 250 500 750 1,000 1,250 1,500 3Q15 4Q15 1Q16 2Q16 3Q16 # o f C lien ts N o n in ter es t In com e ($ i n 000 s) Income Number of Clients 0 5 10 15 20 25 30 35 0 500 1,000 1,500 2,000 3Q15 4Q15 1Q16 2Q16 3Q16 Pr o d u cti o n ($ in m m ) N o n in ter es t In com e ($ i n 000 s) Income Production

7 Focused on Improving Efficiency  Total noninterest expense decreased $2.2mm from the prior quarter and $3.9mm from the prior year period reflecting our ongoing focus on expense control  3Q16 salary and benefit expense was down $863 thousand from 2Q16  Remain focused on achieving 2.0% target burden ratio1 and 55% efficiency ratio  Burden ratio declined 15% in 2016 year-to-date compared to the same year-to-date period in 2015 1 Ratio defined as annualized noninterest expense minus annualized noninterest income, excluding (amortization)/accretion of FDIC receivable, divided by average assets 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2013 2014 2015 2016 YTD Target Burden Ratio 1 30% 40% 50% 60% 70% 80% 90% 2013 2014 2015 2016 YTD Target Efficiency Ratio

8 Core Deposit Funding ($ i n m m ) N IB / Tot al D ep o sit s  Attractive, low-cost core deposit mix focused on transaction-based funding Note: Average deposit balances ($ in mm) Deposit Composition 2012% 2013% 2014% 2015% 2016 YTD % Noninterest-bearing 342 16% 413 20% 490 23% 758 27% 844 29% Interest-bearing transaction 318 15% 336 16% 386 18% 519 19% 529 18% Savings & MMA 1,030 48% 928 44% 911 42% 1,060 38% 1,065 37% CDs 476 22% 431 20% 380 18% 437 16% 427 15% Total Deposits $2,166 $2,107 $2,166 $2,773 $2,865 10% 15% 20% 25% 30% 35% 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2012 2013 2014 2015 2016 YTD Deposit Mix NIB IB Transaction Savings & MMA CDs NIB / Total Deposits

9 Core Deposit Funding  Maintain leading market share in middle Georgia (Macon and Warner Robins), with significant opportunity for growth in Atlanta and Augusta markets  Continued focus on increasing transaction deposits, which include NIB demand deposits and IB transaction accounts  Average noninterest-bearing deposits represent 29% of total deposits  Cost of funds remains low at 34 bps as of 3Q16 ($ i n m m ) Note: Average deposit balances .00% .10% .20% .30% .40% .50% 0 200 400 600 800 1,000 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Transaction Deposit Accounts Interest-bearing Noninterest-bearing Cost of Funds($ in mm) Deposit Regi 2012% 2013% 2014% 2015% 2016 YTD % Atlanta 870 40% 798 38% 869 40% 1,080 39% 1,138 40% Middle Georgia 1,296 60% 1,309 62% 1,297 60% 1,271 46% 1,311 46% Augusta - - - - - - 422 15% 415 15% Total Deposits $2,166 $2,107 $2,166 $2,773 $2,865

10 0 125 250 375 500 500 1,000 1,500 2,000 2,500 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 Total Loan Portfolio Organic PNCI PCI New Loan Fundings Loan Portfolio To ta l L o an s ($ in m m ) 1 New loan fundings include new loans funded and net loan advances on existing commitments 1  New loan originations in excess of $390mm, offset by record level of paydowns  Organic and PNCI loans increased $8.9mm in the quarter and $239mm year- over-year to end 3Q16 at $2.2B N ew Lo an Fu n d in gs ($ i n m m ) ($ in mm) Loan Composition 2012 2013 2014 2015 3Q16 Construction, land & land development $230 $251 $313 $501 $496 Other commercial real estate 458 550 636 736 803 Total commercial real estate 688 802 949 1,236 1,299 Residential real estate 43 67 135 210 196 Owner-occupied real estate 172 175 212 281 292 C&I and Leases 74 71 123 267 391 Consumer 8 9 9 21 41 Total Organic & PNCI Loans 986 1,123 1,428 2,015 2,220 PCI Loans 475 257 206 146 127 Total Loans $1,460 $1,381 $1,635 $2,160 $2,346

11 Loan Portfolio and CRE Composition 1 Organic and PNCI loans as of September 30, 2016 Commercial Real Estate Composition  Significant industry, client, source of repayment, and geographic diversity in the CRE portfolio  Construction, land & land development (AD&C) comprises both commercial and residential construction, which make up 16% and 12%, respectively, of total CRE CRE 36% AD&C 22% SFR 9% OORE 13% C&I 14% Leases 4% Consumer 2% Loan Portfolio 1 ($ in mm) Organic PNCI Total % of Total CRE CRE Retail $181 $22 $203 16% Office 139 7 146 11% Multifamily 119 9 128 10% Hospitality 104 5 108 8% Industrial 73 7 81 6% Farmland 27 - 27 2% Sr. Housing 23 4 26 2% Mini Storage 21 3 23 2% Restaurant 21 1 21 2% C-Store 18 0 18 1% Other 19 1 20 2% Total $744 $58 $803 62% Construction, Land & Land Development Commercial Construction $201 - $201 16% Residential Construction 152 0 153 12% Land & Development 133 $10 142 11% Total $486 $10 $496 38% Total Commercial Real Estate $1,231 $68 $1,299

12  Continue to successfully resolve distressed assets as purchased credit impaired loans are down 20% year-over-year  OREO balances remain relatively low at $10.6mm as of 3Q16 Asset Quality Remains Sound ($ i n m m ) 0 10 20 30 40 50 0 100 200 300 400 500 2012 2013 2014 2015 3Q16 OR EO ($ i n m m ) PCI Lo an s ($ in m m ) PCI Loans & OREO PCI Loans OREO 0.00% 0.50% 1.00% 1.50% 2.00% 0 5 10 15 20 2012 2013 2014 2015 3Q16 Nonperforming Loans Organic PNCI NPLs / Organic Loans  Total organic NPAs of $6.5mm, representing .32% of organic loans and OREO  Average net charge-offs were .05% in 3Q16, down from .47% last quarter  Past due organic loans of just .09%, compared to .18% at 2Q16  Allowance to organic loans is 1.07%, down from 1.10% last quarter, and covers NPAs by 3.3 times